UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2006

_________________________

ILLINOIS TOOL WORKS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 24, 2006, Illinois Tool Works Inc. announced, in the press release filed as Exhibit 99.1, a jury verdict in favor of its Wilsonart International, Inc. (“Wilsonart”) subsidiary with respect to claims that Wilsonart had conspired with others to fix prices in the high-pressure laminate industry.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

	Exhibit Number	Exhibit Description
	99.1	Press Release issued by Illinois Tool Works Inc. dated May 24, 2006 (filed pursuant to Item 8.01).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 24, 2006	By: /s/James H. Wooten, Jr.
James H. Wooten, Jr.
Vice President, General Counsel and Corporate Secretary